UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): November 20, 2002


                                 CUMMINS INC.
            (Exact name of registrant as specified in its charter)


          Indiana                     1-4949                 35-0257090
(State or other Jurisdiction   (Commission File Number)   (I.R.S. Employer
        Incorporation)                                   Identification No.)

                              500 Jackson Street
                                 PO Box 3005
                           Columbus, IN 47202-3005
                   (Principal Executive Office) (Zip Code)



      Registrant's telephone number, including area code: (812) 377-5000
                           Exhibit Index on Page 3


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Item 9. Regulation FD Disclosure

     On November 20, 2002, Cummins Inc., an Indiana corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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


                                 EXHIBIT INDEX

Exhibit No.    Description

  99.1         Press Release issued by the registrant, dated November 20, 2002.



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


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 20, 2002
                                      CUMMINS INC.

                                      By: /s/ Susan K. Carter
                                          ---------------------------------
                                          Name:  Susan K. Carter
                                          Title: Vice President
                                                 Corporate Controller
                                                 (Principal Accounting Officer)


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